UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2021

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SILK ROAD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1213 Innsbruck Drive

Sunnyvale, California 94089

(Address of principal executive office) (Zip Code)

(408) 720-9002

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 13, 2021, Silk Road Medical, Inc. (the “Company”) entered into a Lease (the “Lease Agreement”) with ARHC UHPTHMN01, LLC (the “Landlord”).

Pursuant to the Lease Agreement, the Company will lease approximately 63,000 square feet located at 14755 27th Avenue North, Plymouth, MN 55447 (the “Premises”). The Company expects to house office space, distribution, warehouse, and manufacturing space on the Premises. The buildout for the Premises will begin at once, with completion and occupancy scheduled for late November 2021.

The Term of the Lease Agreement is approximately 8.5 years (the “Initial Term”), with the option of two 5-year renewals.

Under the terms of the Lease Agreement, the Company’s initial annual base rent will be approximately $0.8 million and increased on each anniversary of the Lease Commencement Date by two and a half percent (2.5%). The Landlord will also provide an allowance of approximately $1.6 million related to building improvements set forth in the Lease Agreement.

This summary of the Lease Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Lease Agreement, a copy of which will be filed in the Company’s next quarterly report on Form 10-Q. Capitalized terms used above without definition are defined in the Lease Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is as set forth in Item 1.01 — Entry into a Material Definitive Agreement above and incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: May 18, 2021	By:	/s/ Erica J. Rogers
Erica J. Rogers
President, Chief Executive Officer and Director